                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 21, 2005


                                 AEARO COMPANY I
             (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                    333-116676               13-3840456
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

              5457 W. 79TH STREET
             INDIANAPOLIS, INDIANA                                  46268
    (Address of Principal Executive Offices)                     (Zip Code)

                                 (317) 692-6666
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On November 21, 2005, Aearo Company I announced its results of operations for the year ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS



(c)  Exhibits



99.1 Press release dated November 21, 2005 of Aearo Company I.











                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: November 21, 2005                  AEARO COMPANY I
                                          By:    /s/Jeffrey S. Kulka
                                          Name:  Jeffrey S. Kulka
                                          Title: Senior Vice President,
                                                 Chief Financial Officer
                                                 and Secretary






                                       2